UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2007
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

701 Edgewater Road, Suite 360		01880
Wakefield, Massachusetts

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger
Ex-99.1 Press Release, dated as of August 28, 2007

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 27, 2007, PolyMedica Corporation, a Massachusetts corporation (“PolyMedica”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Medco Health Solutions, Inc., a Delaware corporation (“Medco”), and Macq Corp., a Massachusetts corporation and a wholly owned subsidiary of Medco (“Merger Sub”), a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference. Pursuant to the Merger Agreement, Merger Sub will merge (the “Merger”) with and into PolyMedica, and the separate corporate existence of Merger Sub will thereupon cease, and PolyMedica will be the surviving corporation in the Merger and a wholly-owned subsidiary of Medco. In the Merger, shareholders of PolyMedica will receive $53.00 in cash per share of PolyMedica’s common stock.
     The Merger has been unanimously approved by PolyMedica’s Board of Directors. The closing of the Merger is subject to customary closing conditions including, among other things, approval by holders of two-thirds of the shares of PolyMedica’s common stock and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     The Merger Agreement has been included herewith to provide investors with information regarding its terms. It is not intended to provided any other factual information about PolyMedica, Medco or Merger Sub. The Merger Agreement contains representations and warranties of each of PolyMedica, Medco and Merger Sub made to the other parties to the Merger Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

ITEM 8.01 OTHER EVENTS.
     On August 28, 2007, PolyMedica and Medco issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1.
Cautionary Statement Regarding Forward-Looking Statements
     Information set forth in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medco and PolyMedica and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Medco’s and PolyMedica’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of PolyMedica shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the ability to obtain governmental approvals of the transaction on the proposed terms and schedule. Additional factors that may affect future results are contained in PolyMedica’s filings with the SEC, which are available at the SEC’s Web site http://www.sec.gov. PolyMedica disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.
     ADDITIONAL INFORMATION ABOUT THE ACQUISITION
     This Form 8-K is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, in order to file the documents attached as exhibits to this Form 8-K with the Securities and Exchange Commission (“SEC”). Neither this Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Form 8-K is summary in nature and does not provide all of the important information with respect to the Merger.
     In connection with the proposed acquisition, PolyMedica and Medco intend to file relevant materials with the SEC, including PolyMedica’s proxy statement on Schedule 14A. SHAREHOLDERS OF POLYMEDICA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING POLYMEDICA’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and PolyMedica shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from PolyMedica. Such documents are not currently available.
     PolyMedica and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PolyMedica common stock in respect of the proposed transaction. Information about the directors and executive officers of PolyMedica is set forth in its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 27, 2007. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
     The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of August 27, 2007, among Medco Health Solutions, Inc., Macq Corp. and PolyMedica Corporation

99.1	Press Release, dated as of August 28, 2007, issued by PolyMedica Corporation and Medco Health Solutions, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, PolyMedica has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: August 28, 2007	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of August 27, 2007, among Medco Health Solutions, Inc., Macq Corp. and PolyMedica Corporation

99.1	Press Release, dated as of August 28, 2007, issued by PolyMedica Corporation and Medco Health Solutions, Inc.

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